UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 23, 2006

Date of report (Date of earliest event reported)

Gramercy Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 23, 2006, Gramercy Capital Corp. (the “Company”) issued a press release announcing that its board of directors approved the declaration of a quarterly dividend of $0.50 per common share for the quarter ending March 31, 2006. This represents a 5.3% increase from last quarter’s dividend of $0.475 and represents the sixth consecutive dividend increase since the Company’s initial public offering in July 2004. The Company will pay the dividend on April 14, 2006 to shareholders of record at the close of business on March 31, 2006. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Exhibits

(c)  Exhibits

99.1         Press Release dated March 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2006

	By:	/s/ Robert R. Foley
Name: Robert R. Foley
Title: Chief Financial Officer